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EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-53274, 33-63681, 33-65445, 333-00269 and
333-73407.

                                                    /s/  ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
March 28, 2002

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